                               BALANCED PORTFOLIO
                                NEUBERGER BERMAN
                           ADVISERS MANAGEMENT TRUST
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2000

                                                                    A0077  08/00

PORTFOLIO MANAGERS' COMMENTARY
Neuberger Berman Advisers Management Trust                         June 30, 2000
--------------------------------------------------------------------------------
          Balanced Portfolio
   JENNIFER SILVER & BROOKE COBB, TED GIULIANO & CATHERINE WATERWORTH, PORTFOLIO CO-MANAGERS
   The Portfolio provided a 10.31% total return during the first six months of 2000, while its benchmarks, the Russell Midcap-TM- Growth Index and the Merrill Lynch 1-3 Year Treasury Index, provided a 12.15% and a 2.99% total return, respectively.(1)
   The U.S. fixed-income market was wracked by volatility in the first half of the year, due in large part to three short-term interest rate increases, totaling 100 basis points, by the Federal Reserve Board. These were part of the Fed's continued attempt to forestall a re-acceleration of inflation in a fast-growing economy. It has raised rates a total of 175 basis points since June 1999. U.S. Treasury securities performed best in this environment, while corporate securities and other higher yield/higher risk market sectors generally lagged.
   In addition to the Fed's tightening, a series of factors depressed valuations of corporate bonds, agency bonds and other non-Treasury securities. These factors included the U.S. Treasury Department's announcement of plans for large debt buybacks, and proposed legislation in Congress to remove the implied credit guarantee backing U.S. government agency debt. Given that U.S. Treasury bonds were the best performing sector during the period, diversified bond portfolio strategies were hurt. But, after five months of increasing spreads, the corporate sector finally began to perform well in June, as did other non-Treasury sectors such as mortgage-backed and agency securities.
   We are cautiously optimistic about the limited-term bond markets' future prospects. Toward the end of the first half, we began to see signs of a potential economic slow-down -- which may indicate that the Fed's tightening policies are beginning to work. If interest-rate hikes ultimately slow the economy without triggering a recession, the Fed may soon refrain from raising interest rates further, and bond yields should begin to trend downward, benefiting all fixed-income sectors.
   On the equity side of the portfolio, technology stock volatility was the big story in the first half of 2000. For the first two months of the year, investors seemingly couldn't get enough of technology. Beginning in the middle of March, they couldn't get rid of it fast enough. The sharp correction was largely indiscriminate. Almost everything with a technology label sold off, regardless of earnings dynamics. Tech stocks began rebounding in late May and rallied through June. The advance was much more selective. Technology stocks that delivered on their earnings promise excelled and those that didn't were left stranded.
   With more than half of its equity assets devoted to technology stocks (54.6% of total equity market value as of June 30, 2000), the portfolio followed this performance pattern. Prior to the tech stock correction, the entire portfolio was up approximately 27%. Near the tech sector's bottom, it was down about 7%. The earnings driven tech stock rally helped the portfolio close the reporting period with a solid gain. It is worth noting that the Nasdaq Composite Index, the most widely followed tech stock benchmark, finished the first half of 2000 with a -2.54% loss.
   Our focus has been on what we call "new technology" companies, most notably those providing the materials and tools to build out high speed communications systems and the Internet infrastructure. These companies are earning good money and we believe can continue to consistently grow earnings at attractive rates that meet or beat consensus earnings projections. We avoided the profitless "dot-coms," and more cyclical "old technology" companies, which we believed were vulnerable to earnings disappointments. While this strategy wasn't as helpful as we had hoped during the indiscriminate technology stock correction, it certainly benefited the portfolio in the earnings-driven rally at the end of this reporting period.

   Our health care investments (12.6% of total equity market value) also prospered. Similar to our approach to the technology sector, we focused on companies providing new products and services, particularly biotechnology and genomic companies. This group was also volatile, but once again companies that delivered superior earnings performed exceptionally well, while those that proved more sizzle than substance faded. Although the portfolio had modest weightings in energy (4.3% of total equity market value) and utilities (3.7% of total equity market value), our investments in these sectors delivered excellent returns.
   Our consumer cyclicals and consumer staples holdings (4.1% and 8.1% of total equity market value, respectively) disappointed. Several portfolio companies reported earnings shortfalls and, true to our discipline, we eliminated them from the portfolio. The vast majority of our selections met or surpassed earnings projections, but still declined as investors abandoned the group in fear that higher interest rates would restrain profitability.
   Looking ahead, we believe technology will remain the economy's strongest growth engine. In 1998-99, a lot of tech spending went to making systems Y2K ready. Over the next several years, we believe it will go to building high-speed communications systems and further developing Internet capabilities. We believe the portfolio is well positioned in front of this wave of spending. Sincerely,

/s/                      /s/                      /s/                      /s/
Ted Giuliano             Catherine Waterworth     Jennifer Silver          Brooke Cobb
PORTFOLIO CO-MANAGER     PORTFOLIO CO-MANAGER     PORTFOLIO CO-MANAGER     PORTFOLIO CO-MANAGER

(1)44.20%, 17.64%, and 13.33% were the average annual total returns for the 1-, 5-, and 10-year for periods ended June 30, 2000. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gains distributions. Performance data quoted represents past performance and the investment return principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

   The Russell Midcap Growth Index measures the performance of those Russell Midcap-TM- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark-Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years.

   Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

   The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

   The composition, industries and holdings of the Portfolio are subject to change.

   Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the Portfolios may be purchased only by life insurance companies to be used with their separate accounts which fund variable annuity and variable life insurance policies and are also available as an underlying investment fund for certain qualified retirement plans.

SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
          Balanced Portfolio

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
                       COMMON STOCKS (65.6%)
BUSINESS SERVICES (2.4%)
         54,900        Concord EFS                      $  1,427,400
         17,900        CSG Systems International           1,003,519
         23,700        Fiserv, Inc.                        1,025,025
          9,700        Tektronix, Inc.                       717,800
                                                        ------------
                                                           4,173,744
                                                        ------------
CAPITAL GOODS (0.9%)
         13,100        Waters Corp.                        1,635,044
                                                        ------------
COMMUNICATIONS (5.7%)
         21,000        Comverse Technology                 1,953,000
          6,300        E-Tek Dynamics                      1,662,019
         18,100        Efficient Networks                  1,331,481
         11,200        JDS Uniphase                        1,342,600
          7,200        Next Level Communications             617,400
         22,825        NTL Inc.                            1,366,647
          8,800        Redback Networks                    1,566,400
                                                        ------------
                                                           9,839,547
                                                        ------------
CONSUMER CYCLICALS (5.6%)
         38,600        Emmis Communications                1,597,075
         21,600        Entercom Communications             1,053,000
         30,400        Gemstar International Group         1,868,175
         24,000        Harley-Davidson                       924,000
         17,700        Univision Communications            1,831,950
         28,700        USA Networks                          620,638
         50,100        Westwood One                        1,709,662
                                                        ------------
                                                           9,604,500
                                                        ------------
CONSUMER STAPLES (0.5%)
         18,700        Estee Lauder                          924,481
                                                        ------------
ELECTRICAL EQUIPMENT (10.3%)
          7,400        Altera Corp.                          754,338
         10,000        Analog Devices                        760,000
         19,300        Applied Micro Circuits              1,905,875

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
         40,800        Atmel Corp.                      $  1,504,500
          5,100        Broadcom Corp.                      1,116,581
          3,900        Brocade Communications Systems        715,589
         37,400        Conexant Systems                    1,818,575
         11,200        GlobeSpan, Inc.                     1,367,275
         14,500        Integrated Device Technology          868,188
         21,700        Intersil Holding                    1,173,156
         18,700        Jabil Circuit                         927,988
         25,500        KLA-Tencor                          1,493,344
         15,100        Millipore Corp.                     1,138,162
         13,300        National Semiconductor                754,775
          5,100        PMC-Sierra                            906,206
          3,600        Rambus Inc.                           370,800
          5,900        Vishay Intertechnology                223,831
                                                        ------------
                                                          17,799,183
                                                        ------------
ENERGY (5.3%)
         41,600        Calpine Corporation                 2,735,200
         16,500        Coastal Corp.                       1,004,438
         20,400        Cooper Cameron                      1,346,400
          7,500        Dynegy Inc.                           512,344
         55,300        Rowan Companies                     1,679,737
         48,800        Union Pacific Resources Group       1,073,600
         19,600        Weatherford International             780,325
                                                        ------------
                                                           9,132,044
                                                        ------------
FINANCIAL SERVICES (1.8%)
         18,300        Capital One Financial                 816,638
         11,500        eSPEED, Inc.                          499,531
          8,400        Lehman Brothers Holdings              794,325
         11,800        Providian Financial                 1,062,000
                                                        ------------
                                                           3,172,494
                                                        ------------
HARDWARE (3.2%)
         20,700        Flextronics International           1,421,831
         17,200        Network Appliance                   1,384,600

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

          Balanced Portfolio

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
          4,900        QLogic Corp.                     $    323,706
         27,600        Sanmina Corp.                       2,359,800
                                                        ------------
                                                           5,489,937
                                                        ------------
HEALTH CARE (8.3%)
          5,600        ALZA Corp.                            331,100
         15,500        Forest Laboratories                 1,565,500
         53,700        Health Management Associates          701,456
          5,900        Human Genome Sciences                 786,913
          7,700        IDEC Pharmaceuticals                  903,306
         15,100        Immunex Corp.                         746,506
         13,950        King Pharmaceuticals                  612,056
         26,700        MedImmune, Inc.                     1,975,800
          9,800        Millennium Pharmaceuticals          1,096,375
         12,700        MiniMed Inc.                        1,498,600
         22,000        PE Corp.-PE Biosystems Group        1,449,250
         13,600        QLT PhotoTherapeutics               1,051,450
         12,800        Sepracor Inc.                       1,544,000
                                                        ------------
                                                          14,262,312
                                                        ------------
INTERNET (8.1%)
         14,200        Art Technology Group                1,433,312
         14,700        BroadVision, Inc.                     746,944
          9,300        Clarent Corp.                         664,950
         12,800        Digex, Inc.                           869,600
         37,700        Intuit Inc.                         1,559,837
         16,500        Phone.com                           1,074,563
         47,400        Portal Software                     3,027,675
         11,200        PurchasePro.com                       459,200
         26,700        Safeguard Scientifics                 856,069
          8,400        VeriSign, Inc.                      1,482,600
         34,000        Vignette Corp.                      1,768,531
                                                        ------------
                                                          13,943,281
                                                        ------------

       Number                                              Market
      of Shares                                           Value(1)
---------------------                                   ------------
RETAIL (3.0%)
         24,100        Best Buy                         $  1,524,325
         44,600        Limited, Inc.                         964,475
          4,500        Quaker Oats                           338,062
         28,000        Starbucks Corp.                     1,069,250
         17,900        Tiffany & Co.                       1,208,250
                                                        ------------
                                                           5,104,362
                                                        ------------
SOFTWARE (6.3%)
          8,900        Adobe Systems                       1,157,000
         37,800        Bea Systems                         1,868,737
          8,000        Mercury Interactive                   774,000
          7,900        Micromuse Inc.                      1,307,327
         49,800        Peregrine Systems                   1,727,438
         20,300        Rational Software                   1,886,631
         13,100        RealNetworks, Inc.                    662,369
         14,100        VERITAS Software                    1,593,520
                                                        ------------
                                                          10,977,022
                                                        ------------
TELECOMMUNICATIONS (4.2%)
         20,100        Amdocs Limited                      1,542,675
         25,800        Intermedia Communications             767,550
         40,900        McLeodUSA Inc.                        846,119
         30,600        Metromedia Fiber Network            1,214,437
          2,900        SDL, Inc.                             827,044
          7,900        VoiceStream Wireless                  918,745
         33,300        WinStar Communications              1,128,038
                                                        ------------
                                                           7,244,608
                                                        ------------
                       TOTAL COMMON STOCKS
                       (COST $81,280,840)                113,302,559
                                                        ------------

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

          Balanced Portfolio

      Principal                                                 Rating              Market
       Amount                                            Moody's       S&P         Value(1)
---------------------                                    --------    --------    ------------
                       U.S. TREASURY SECURITIES
                       (7.3%)
   $    3,250,000      U.S. Treasury Notes, 6.375%,
                       due 9/30/01                         TSY         TSY       $  3,243,906
          610,000      U.S. Treasury Notes, 5.875%,
                       due 10/31/01                        TSY         TSY            605,044
        1,485,000      U.S. Treasury Notes, 6.50%,
                       due 3/31/02                         TSY         TSY          1,485,465
        3,130,000      U.S. Treasury Notes, 5.50%,
                       due 5/31/03                         TSY         TSY          3,059,575
        3,675,000      U.S. Treasury Notes, 5.75%,
                       due 8/15/03                         TSY         TSY          3,611,838
          594,253      U.S. Treasury
                       Inflation-Indexed Notes,
                       3.375%, due 1/15/07                 TSY         TSY            570,297
                                                                                 ------------
                       TOTAL U.S. TREASURY SECURITIES
                       (COST $12,530,688)                                          12,576,125
                                                                                 ------------
                       U.S. GOVERNMENT AGENCY
                       SECURITIES (5.9%)
        1,500,000      Fannie Mae, Discount Notes,
                       6.42%, due 8/24/00                  AGY         AGY          1,485,555
        8,580,000      Fannie Mae, Notes, 4.625%,
                       due 10/15/01                        AGY         AGY          8,343,913
          495,000      Freddie Mac, Notes, 5.75%,
                       due 7/15/03                         AGY         AGY            478,151
                                                                                 ------------
                       TOTAL U.S. GOVERNMENT AGENCY
                       SECURITIES (COST $10,261,840)                               10,307,619
                                                                                 ------------
                       MORTGAGE-BACKED SECURITIES
                       (3.8%)
          276,873      GE Capital Mortgage Services,
                       Inc., REMIC Pass-Through
                       Certificates, Ser. 1998-25,
                       Class B3, 6.25%, due 12/25/28      BB(2)                       193,422(3)
          361,097      PNC Mortgage Securities Corp.,
                       Pass-Through Certificates,
                       Ser. 1999-1, Class 1B4,
                       6.25%, due 2/25/29                 BB(2)                       240,637(3)
          494,378      GE Capital Mortgage Services,
                       Inc., REMIC Pass-Through
                       Certificates, Ser. 1999-11,
                       Class B3, 6.50%, due 7/25/29       BB(2)                       345,060(3)
          195,000      Morgan Stanley Capital I Inc.,
                       Commercial Mortgage
                       Pass-Through Certificates,
                       Ser. 1998-HF2, 6.01%,
                       due 11/15/30                       BB(2)                       133,423(3)
FANNIE MAE
          869,281      Pass-Through Certificates,
                       7.00%, due 6/1/11                   AGY         AGY            863,047
          876,218      Pass-Through Certificates,
                       6.50%, due 5/1/13                   AGY         AGY            849,865
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
        3,439,543      Pass-Through Certificates,
                       6.50%, due 2/15/29 - 8/15/29        AGY         AGY          3,268,494
          624,609      Pass-Through Certificates,
                       8.00%, due 5/15/30                  AGY         AGY            631,245
                                                                                 ------------
                       TOTAL MORTGAGE-BACKED
                       SECURITIES (COST $6,559,885)                                 6,525,193
                                                                                 ------------
                       ASSET-BACKED SECURITIES (2.9%)
          310,000      Honda Auto Lease Trust,
                       Ser. 1999-A, Class A4, 6.45%,
                       due 9/16/02                         Aaa         AAA            307,886
        1,420,000      Chase Credit Card Master
                       Trust, Ser. 1997-2, Class A,
                       6.30%, due 4/15/03                  Aaa         AAA          1,418,963
           97,032      Navistar Financial Owner
                       Trust, Ser. 1996-B,
                       Class A-3, 6.33%, due 4/21/03       Aaa         AAA             97,016

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

          Balanced Portfolio

      Principal                                                 Rating              Market
       Amount                                            Moody's       S&P         Value(1)
---------------------                                    --------    --------    ------------
   $      154,489      Chevy Chase Auto Receivables
                       Trust, Ser. 1996-2, Class A,
                       5.90%, due 7/15/03                  Aaa         AAA       $    153,595
          570,000      Capital Auto Receivables Asset
                       Trust, Ser. 2000-1, Class A3,
                       6.96%, due 11/17/03                 Aaa         AAA            568,495
          140,000      DaimlerChrysler Auto Trust,
                       Auto Loan Certificates,
                       Ser. 2000-A, Class A3, 7.09%,
                       due 12/6/03                         Aaa         AAA            140,024
        1,350,000      Ford Credit Auto Owner Trust,
                       Ser. 2000-C, Class A4, 7.24%,
                       due 2/15/04                         Aaa         AAA          1,352,531
          970,000      Nissan Auto Receivables Owner
                       Trust, Ser. 2000-B, Class A3,
                       7.25%, due 4/15/04                  Aaa         AAA            973,715
                                                                                 ------------
                       TOTAL ASSET-BACKED SECURITIES
                       (COST $5,008,152)                                            5,012,225
                                                                                 ------------
                       BANKS & FINANCIAL INSTITUTIONS
                       (4.4%)
          725,000      Countrywide Home Loans, Inc.,
                       Notes, 5.62%, due 10/16/00          A3           A             722,131
          485,000      Dime Bancorp, Inc., Senior
                       Notes, 6.375%, due 1/30/01          Ba1         BBB-           481,172
        1,420,000      Capital One Bank, Bank Notes,
                       5.95%, due 2/15/01                 Baa2         BBB-         1,409,667
          970,000      Morgan Stanley, Dean Witter, &
                       Co., Global Medium-Term Notes,
                       Ser. C, 6.09%, due 3/9/01           Aa3         AA-            959,476
          690,000      Household Finance Corp.,
                       Senior Medium-Term Notes,
                       6.06%, due 5/14/01                  A2           A             682,543
          285,000      Dime Bancorp, Inc., Senior
                       Notes, 7.00%, due 7/25/01           Ba1         BBB-           282,274
          200,000      Reliant Energy Finance Co.,
                       Notes, 7.40%, due 11/15/02         Baa1         BBB            197,020(3)
          400,000      Heller Financial Inc., Notes,
                       7.875%, due 5/15/03                 A3           A-            398,789
          680,000      Lehman Brothers Holdings,
                       Inc., Medium-Term Notes,
                       Ser. E, 7.00%, due 5/15/03          A3           A             663,743
          580,000      Household Finance Corp.,
                       Notes, 7.00%, due 8/1/03            A2           A             568,452
          500,000      Paine Webber Group, Inc.,
                       Notes, 6.45%, due 12/1/03          Baa1         BBB+           477,364
          335,000      Caterpillar Financial Services
                       Corp., Notes, 6.875%,
                       due 8/1/04                          A2           A+            329,391
          235,000      Morgan Stanley, Dean Witter, &
                       Co ., Notes, 7.75%,
                       due 6/15/05                         Aa3         AA-            236,225
          190,000      Bank United Corp., Medium-Term
                       Notes, Ser. A, 8.00%,
                       due 3/15/09                         Ba2         BBB-           168,890
                                                                                 ------------
                       TOTAL BANKS & FINANCIAL
                       INSTITUTIONS (COST $7,638,591)                               7,577,137
                                                                                 ------------
                       CORPORATE DEBT SECURITIES
                       (7.6%)
          520,000      Chesapeake Corp., Notes,
                       10.375%, due 10/1/00                Ba2         BB+            522,335
          514,000      Safeway Inc., Notes, 5.75%,
                       due 11/15/00                       Baa2         BBB            511,456
          625,000      AT&T Capital Corp., Notes,
                       6.875%, due 1/16/01                 A1           A+            624,217
          275,000      Tyco International Group S.A.,
                       Notes, 6.125%, due 6/15/01         Baa1          A-            271,542
          325,000      CMS Energy Corp., Senior
                       Notes, 8.00%, due 7/1/01            Ba3          BB            320,033

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

          Balanced Portfolio

      Principal                                                 Rating              Market
       Amount                                            Moody's       S&P         Value(1)
---------------------                                    --------    --------    ------------
   $      100,000      Telecom Argentina Stet-France
                       S.A., Medium-Term Notes,
                       9.75%, due 7/12/01                  B1          BBB-      $    100,000(3)
          520,000      Colonial Realty Limited
                       Partnership, Senior Notes,
                       7.50%, due 7/15/01                 Baa3         BBB-           515,166
          230,000      USA Waste Services, Inc.,
                       Senior Notes, 6.125%,
                       due 7/15/01                         Ba1         BBB            222,708
          400,000      Cox Communications, Inc.,
                       Notes, 7.00%, due 8/15/01          Baa2         BBB+           397,902
          655,000      Texas Utilities Co., Notes,
                       5.94%, due 10/15/01                Baa3         BBB            642,634
          500,000      Tyco International Ltd.,
                       Notes, 6.50%, due 11/1/01           A3           A-            497,136
          401,000      Marlin Water Trust, Senior
                       Secured Notes, 7.09%,
                       due 12/15/01                       Baa1         BBB            396,791(3)
          755,000      ICI Wilmington, Inc.,
                       Guaranteed Notes, 7.50%,
                       due 1/15/02                        Baa1         BBB+           749,955
          185,000      Century Communications Corp.,
                       Senior Notes, 9.75%,
                       due 2/15/02                         B1          BB-            185,000
          595,000      Sprint Capital Corp.,
                       Medium-Term Notes, 7.625%,
                       due 6/10/02                        Baa1         BBB+           597,210
          890,000      General Motors Acceptance
                       Corp., Medium-Term Notes,
                       6.30%, due 7/8/02                   A2           A             872,283
          195,000      Comdisco, Senior Notes, 7.25%,
                       due 9/1/02                         Baa1         BBB+           188,855
          600,000      Fort James Corp., Senior
                       Notes, 6.50%, due 9/15/02          Baa2         BBB            585,564
          455,000      Commercial Credit Co., Notes,
                       6.375%, due 9/15/02                 Aa3         AA-            446,318
          490,000      Conseco, Inc., Notes, 8.50%,
                       due 10/15/02                        Ba3         BB-            352,800
          300,000      Valero Energy, Notes, 6.75%,
                       due 12/15/02                       Baa3         BBB-           289,889(3)
          275,000      American Standard, Inc.,
                       Senior Notes, 7.125%,
                       due 2/15/03                         Ba3         BB-            261,938
          245,000      Cox Radio Inc., Notes, 6.25%,
                       due 5/15/03                        Baa2         BBB+           235,314
          400,000      Core-Mark International, Inc.,
                       Senior Subordinated Notes,
                       11.375%, due 9/15/03                B3           B             372,000
          160,000      Loomis Fargo & Co., Senior
                       Subordinated Notes, 10.00%,
                       due 1/15/04                         B3           B             153,600
          309,540      PDVSA Finance Ltd., Notes,
                       8.75%, due 2/15/04                 Baa1                        305,737(3)
          170,000      EOP Operating Limited
                       Partnership, Notes, 6.625%,
                       due 2/15/05                        Baa1         BBB+           161,334
          450,000      Heritage Media Corp., Senior
                       Subordinated Notes, 8.75%,
                       due 2/15/06                         Ba3         BB+            441,000
          100,000      Calpine Corp., Senior Notes,
                       7.625%, due 4/15/06                 Ba1         BB+             94,000
          300,000      Gulf Canada Resources Ltd.,
                       Senior Notes, 8.35%,
                       due 8/1/06                          Ba1         BBB-           297,000
          110,000      Printpack, Inc., Senior
                       Subordinated Notes, Ser. B,
                       10.625%, due 8/15/06               Caa1          B             102,300
          500,000      Time Warner Inc., Notes,
                       8.11%, due 8/15/06                 Baa3         BBB            509,491
           45,000      Newport News Shipbuilding
                       Inc., Senior Subordinated
                       Notes, 9.25%, due 12/1/06           Ba3          B+             45,000
          225,000      HydroChem Industrial Services,
                       Inc., Senior Subordinated
                       Notes, Ser. B, 10.375%,
                       due 8/1/07                         Caa1          B-            172,125
          160,000      Thiokol Corp., Senior Notes,
                       6.625%, due 3/1/08                  A3           A+            145,845

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

          Balanced Portfolio

      Principal                                                 Rating              Market
       Amount                                            Moody's       S&P         Value(1)
---------------------                                    --------    --------    ------------
   $       65,000      IMPAC Group, Inc., Senior
                       Subordinated Notes, 10.125%,
                       due 3/15/08                         B3           B-       $     70,525
          430,000      Fort James Corp., Notes,
                       6.234%, due 3/15/11                Baa2         BBB            425,743
                                                                                 ------------
                       TOTAL CORPORATE DEBT
                       SECURITIES (COST $13,544,845)                               13,082,746
                                                                                 ------------
                       FOREIGN GOVERNMENT SECURITIES
                       (0.3%)
          600,000      Republic of Argentina,
                       Floating Rate Notes, 7.375%,
                       due 3/31/05 (COST $543,977)         B1           BB            546,780
                                                                                 ------------
                       FOREIGN SECURITIES(4) (1.0%)
      CAD 945,000      Canadian Treasury Bills,
                       Yielding 5.95%, due 3/29/01         Aa1         AAA            611,377
    DKK 9,100,000      Kingdom of Denmark, 4.00%,
                       due 3/15/02                         Aaa                      1,129,975
                                                                                 ------------
                       TOTAL FOREIGN SECURITIES
                       (COST $1,746,881)                                            1,741,352
                                                                                 ------------
                       REPURCHASE AGREEMENT (1.0%)
        1,751,000      State Street Bank and Trust
                       Co. Repurchase Agreement,
                       6.65%, due 7/3/00, dated
                       6/30/00, Maturity Value
                       $1,751,970, Collateralized by
                       $1,790,000 Fannie Mae,
                       Medium-Term Notes, 6.40%,
                       due 9/27/01 (Collateral Value
                       $1,810,138) (COST $1,751,000)                                1,751,000(5)
                                                                                 ------------
                       SHORT-TERM INVESTMENTS (4.5%)
        7,799,045      N&B Securities Lending Quality
                       Fund, LLC (COST $7,799,045)                                  7,799,045(5)
                                                                                 ------------
                       TOTAL INVESTMENTS (104.3%)
                       (COST $148,665,744)                                        180,221,781(6)
                       Liabilities, less cash,
                       receivables and other assets
                       [(4.3%)]                                                    (7,475,682)
                                                                                 ------------
                       TOTAL NET ASSETS (100.0%)                                 $172,746,099
                                                                                 ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Balanced Portfolio
1) Investments in equity securities are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Investments in debt securities are valued daily by obtaining bid price quotations from independent pricing services on selected securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Not rated by Moody's; the rating shown is from Fitch Investors Services, Inc.
3) Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At June 30, 2000, these securities amounted to $2,201,979 or 1.3% of net assets.
4) Principal amount is stated in the currency in which the security is denominated.
   CAD-Canadian Dollar
   DKK-Danish Kroner
5) At cost, which approximates market value.
6) At June 30, 2000, the cost of investments for U.S. Federal income tax purposes was $148,770,249. Gross unrealized appreciation of investments was $34,671,164 and gross unrealized depreciation of investments was $3,219,632, resulting in net unrealized appreciation of $31,451,532, based on cost for U.S. Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio

                                                      June 30,
                                                        2000
                                                     (UNAUDITED)
                                                    -------------
ASSETS
      Investments in securities, at market value
       (Cost $148,665,744) (Note A)--see Schedule
       of Investments                               $180,221,781
      Cash                                                 3,117
      Receivable for securities sold                   1,120,872
      Dividends and interest receivable                1,047,586
      Receivable for Fund shares sold                    299,891
      Prepaid expenses and other assets                   10,066
                                                    -------------
                                                     182,703,313
                                                    -------------
LIABILITIES
      Payable for collateral on securities loaned
       (Note A)                                        7,799,045
      Payable for securities purchased                 1,565,477
      Accrued expenses and other payables                344,551
      Payable for Fund shares redeemed                   130,956
      Payable to investment manager (Note B)              75,826
      Payable to administrator (Note B)                   41,359
                                                    -------------
                                                       9,957,214
                                                    -------------
NET ASSETS at value                                 $172,746,099
                                                    -------------

NET ASSETS consist of:
      Par value                                     $      8,649
      Paid-in capital in excess of par value         105,535,436
      Accumulated undistributed net investment
       income                                          1,135,842
      Accumulated net realized gain on investments    34,510,070
      Net unrealized appreciation in value of
       investment securities and translation of
       assets and liabilities in foreign
       currencies                                     31,556,102
                                                    -------------
NET ASSETS at value                                 $172,746,099
                                                    -------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
       authorized)                                     8,648,715
                                                    -------------

NET ASSET VALUE, offering and redemption price per
  share                                                   $19.97
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio

                                                       For the
                                                      Six Months
                                                        Ended
                                                       June 30,
                                                         2000
                                                     (UNAUDITED)
                                                     ------------
INVESTMENT INCOME
    Income:
      Interest income                                $  1,971,048
      Dividend income                                      27,061
                                                     ------------
        Total income                                    1,998,109
                                                     ------------
    Expenses:
      Investment management fee (Note B)                  454,568
      Administration fee (Note B)                         247,861
      Custodian fees (Note B)                              64,271
      Shareholder reports                                  33,902
      Registration and filing fees                         12,770
      Shareholder servicing agent fees                      7,899
      Trustees' fees and expenses                           7,888
      Legal fees                                            4,728
      Auditing fees                                         4,002
      Amortization of deferred organization and
       initial offering expenses (Note A)                   3,439
      Miscellaneous                                         4,082
                                                     ------------
        Total expenses                                    845,410
      Expenses reduced by custodian fee expense
       offset arrangement (Note B)                         (1,058)
                                                     ------------
        Total net expenses                                844,352
                                                     ------------
        Net investment income                           1,153,757
                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
     sold                                              35,132,725
    Net realized loss on foreign currency
     transactions (Note A)                                (93,008)
    Change in net unrealized appreciation of
     investment securities, translation of assets
     and liabilities in foreign currencies, and
     foreign currency contracts (Note A)              (22,049,672)
                                                     ------------
        Net gain on investments                        12,990,045
                                                     ------------
        Net increase in net assets resulting from
        operations                                   $ 14,143,802
                                                     ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio

                                           Six Months
                                             Ended          Year
                                            June 30,        Ended
                                              2000      December 31,
                                          (UNAUDITED)       1999
                                          ---------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $  1,153,757  $  2,689,294
    Net realized gain on investments        35,039,717    21,114,440
    Change in net unrealized
     appreciation (depreciation) of
     investments                           (22,049,672)   26,777,486
                                          ---------------------------
    Net increase in net assets resulting
     from operations                        14,143,802    50,581,220
                                          ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                   (2,681,793)   (2,903,804)
    Net realized gain on investments       (21,236,907)   (4,301,933)
                                          ---------------------------
    Total distributions to shareholders    (23,918,700)   (7,205,737)
                                          ---------------------------
FROM FUND SHARE TRANSACTIONS:
    Proceeds from shares sold               28,439,109    12,086,315
    Proceeds from reinvestment of
     dividends and distributions            23,918,700     7,205,737
    Payments for shares redeemed           (35,155,485)  (74,931,759)
                                          ---------------------------
    Net increase (decrease) from Fund
     share transactions                     17,202,324   (55,639,707)
                                          ---------------------------
NET INCREASE (DECREASE) IN NET ASSETS        7,427,426   (12,264,224)
NET ASSETS:
    Beginning of period                    165,318,673   177,582,897
                                          ---------------------------
    End of period                         $172,746,099  $165,318,673
                                          ---------------------------
    Accumulated undistributed net
     investment income at end of period   $  1,135,842  $  2,663,878
                                          ---------------------------

NUMBER OF FUND SHARES:
    Sold                                     1,367,831       748,782
    Issued on reinvestment of dividends
     and distributions                       1,115,610       481,024
    Redeemed                                (1,747,156)   (4,186,097)
                                          ---------------------------
    Net increase (decrease) in shares
     outstanding                               736,285    (2,956,291)
                                          ---------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Balanced Portfolio

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
 1) GENERAL: Balanced Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eight separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
       The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.
       Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Balanced Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Balanced Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Balanced Investments.
 2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.
 3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
 4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
 5) FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if a counterparty to a

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Balanced Portfolio
   contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.
 6) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
 7) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
       The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
 8) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
 9) ORGANIZATION EXPENSES: Organization expenses incurred by the Fund were fully amortized as of June 30, 2000.
10) EXPENSE ALLOCATION: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.
11) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. At June 30, 2000, the value of the securities loaned and the value of the collateral were $7,646,111 and $7,799,045, respectively.

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Balanced Portfolio

12) REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES, ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND
          OTHER TRANSACTIONS WITH AFFILIATES:
   Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.
   The Fund retains Neuberger Berman Management Inc. ("Management") as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.
   The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.
   Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.
   Management has contractually undertaken through April 30, 2001 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets. For the six months ended June 30, 2000, no reimbursement to the Fund was required.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.
   The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $1,058.

NOTE C -- SECURITIES TRANSACTIONS:
   During the six months ended June 30, 2000, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and forward foreign currency contracts) of $108,920,539 and $111,744,171, respectively.
   During the six months ended June 30, 2000, the Fund had entered into various contracts to deliver currencies at specified future dates. At June 30, 2000, there were no open contracts.

Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Balanced Portfolio

   During the six months ended June 30, 2000, brokerage commissions on securities transactions amounted to $46,131, of which Neuberger received $11,323, and other brokers received $34,808.

NOTE D -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust
--------------------------------------------------------------------------------
          Balanced Portfolio(1)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.(2)

                              Six Months Ended
                                  June 30,
                                    2000                                      Year Ended December 31,
                                (UNAUDITED)             1999            1998            1997            1996            1995
                              ---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
 of Period                             $20.89              $16.34          $17.80          $15.92          $17.52          $14.51
                              ---------------------------------------------------------------------------------------------------
Income From Investment
 Operations
    Net Investment Income                 .14                 .26             .29             .36             .34             .32
    Net Gains or Losses on
     Securities (both
     realized and
     unrealized)                         2.24                4.96            1.62            2.59             .75            3.06
                              ---------------------------------------------------------------------------------------------------
      Total From Investment
 Operations                              2.38                5.22            1.91            2.95            1.09            3.38
                              ---------------------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net
 investment income)                      (.37)               (.27)           (.42)           (.30)           (.41)           (.28)
    Distributions (from net
 capital gains)                         (2.93)               (.40)          (2.95)           (.77)          (2.28)           (.09)
                              ---------------------------------------------------------------------------------------------------
      Total Distributions               (3.30)               (.67)          (3.37)          (1.07)          (2.69)           (.37)
                              ---------------------------------------------------------------------------------------------------
Net Asset Value, End of
 Period                                $19.97              $20.89          $16.34          $17.80          $15.92          $17.52
                              ---------------------------------------------------------------------------------------------------
Total Return(3)                        +10.31%(4)          +33.56%         +12.18%         +19.45%          +6.89%         +23.76%
                              ---------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of
 Period (in millions)                  $172.7              $165.3          $177.6          $161.9          $173.2          $144.4
                              ---------------------------------------------------------------------------------------------------
    Ratio of Gross Expenses
 to Average Net Assets(5)                1.02%(6)            1.02%           1.03%           1.04%           1.09%            .99%
                              ---------------------------------------------------------------------------------------------------
    Ratio of Net Expenses
 to Average Net Assets                   1.02%(6)            1.02%           1.03%           1.04%           1.09%            .99%
                              ---------------------------------------------------------------------------------------------------
    Ratio of Net Investment
 Income to Average Net
 Assets                                  1.40%(6)            1.60%           1.84%           2.07%           1.84%           1.99%
                              ---------------------------------------------------------------------------------------------------
    Portfolio Turnover Rate                69%                121%             71%            103%             87%             77%
                              ---------------------------------------------------------------------------------------------------

 SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman Advisers Management Trust             June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
          Balanced Portfolio
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Balanced Investment's income and expenses under the prior master/feeder fund structure.
2) The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. Qualified Plans that are direct shareholders of the Fund are not affected by insurance charges and related expenses.
4) Not annualized.
5) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
6) Annualized.